                                                                  EXHIBIT 10.6

 THIS LEASE IS NOT TO BE CONSTRUED AS AN OFFER AND IS NOT BINDING ON BARRISTER EXECUTIVE SUITES, INC. UNTIL IT IS SIGNED BY AN OFFICER OF BARRISTER EXECUTIVE
                                 SUITES, INC.

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE is made on MARCH 31, 2000 between Barrister Executive Suites, Inc. a California Corporation (hereinafter referred to as "Lessor"), and NETFLIX.COM, INC. _________________________________________________ (hereinafter
----------------
referred to as "Lessee")

     Lessor has entered into a master lease for the floor (the "Suite") described below:

               Floor or Suite Number:        5th Floor OR Suite 500
               Name of Building:             Computax Tower
               Address:                      21250 Hawthorne Boulevard
               City and State:               Torrance, California 90503

This Lease is subordinate to the lease with the Building ("Master Lease") dated February 18, 1987 (as amended).

Lessee desires to lease from Lessor a certain portion of the Suite for the purposes of conducting Lessee's business together with rights in common to the "common areas" of the Suite.

     In consideration of the covenants and promises each to the other made herein, the parties hereto agree as follows:

     1. LEASED PREMISES. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor portions of the Suite described below (the "Premises") and on the floor plan attached hereto as Exhibit A. In addition to the exclusive use of the Premises. Lessee shall have the non-exclusive right in common with Lessor's other lessees to use all common areas and facilities available in the Suite. Except as otherwise agreed to in writing. Lessee takes the Premises in an "as is" condition.

          (a)  Office No(s). #5
                             --

          (b)  Desk Space No(s):_________________________________

     Lessee shall be prohibited from using or occupying any premises other than those premises designated in this Lease as the Premises. In the event that Lessee uses or occupies any space other than the Premises without Lessor's written consent. Lessee shall pay Lessor a sum designated by Lessor for the unauthorized use of said space.

     2. TERM. Except as it may be modified by the applicable provisions of this Agreement, the term of this Lease shall be for a period of 6 months, commencing on APRIL 17, 2000, and expiring on OCTOBER 31, 2000. If the term
              --------------                  ----------------
commences on a day other than the first of the month, the term shall expire on the last day of the month identified herein, provided at least two (2) full calendar months advance written notice of termination has been provided to Lessor in the manner described in section 3 of this Lease.

* PLUS 14 (FOURTEEN DAYS)

     In the event the Premises are not ready for occupancy on the commencement date, this Lease shall remain in full force and effect provided Lessor makes the Premises available for occupancy within forty-five (45) days of the scheduled commencement date. In such case all rent shall be abated until Lessor makes the Premises available for occupancy. Lessor shall not be liable to Lessee for any loss or damage arising from any delays: Lessee's sole remedy shall be the right to cancel this Lease in the event Lessor fails to deliver possession of the Premises as set forth herein. Lessee is advised that any floor plans provided by Lessor are not to scale, the measurements are not always accurate, and the Premises are not always built exactly as shown on the floor plans.

     3. LEASE TERMINATION, Either party may terminate this Lease at the expiration date set forth herein by giving two (2) calendar months advance written notice effective on the expiration date set forth on page one (1) of this Lease. If neither party sends written notice of termination to the other party two (2) calendar months in advance of the expiration date, this Lease shall automatically become a month-to-month agreement REQUIRING AT LEAST TWO (2) FULL CALENDAR MONTHS ADVANCE WRITTEN NOTICE TO TERMINATE THE LEASE, EFFECTIVE THE END OF THE SECOND FULL CALENDAR MONTH. IF THE LEASE HAS EXPIRED AND BECOME A MONTH-TO-MONTH AGREEMENT, OR IF THE ORIGINAL TERM OF THE LEASE WAS MONTH-TO-MONTH, TWO (2) FULL CALENDAR MONTHS ADVANCE WRITTEN NOTICE OF TERMINATION IS REQUIRED, AND ANY SUCH TERMINATION SHALL ONLY BE EFFECTIVE THE END OF THE SECOND FULL CALENDAR MONTH. FOR EXAMPLE: IF WRITTEN NOTICE OF TERMINATION IS RECEIVED BY EITHER PARTY BY APRIL 30 TH. ANY SUCH NOTICE SHALL BE EFFECTIVE JUNE 30 TH. IF WRITTEN NOTICE OF TERMINATION IS RECEIVED BY EITHER PARTY ON MAY 1 ST OR ANY
--------------------------------------------------------------------------------
LATER DATE IN MAY, ANY SUCH NOTICE SHALL NOT BE EFFECTIVE UNTIL JULY 31 ST.
---------------------------------------------------------------------------
Lessor's rent increase notice is not to be construed as a termination notice. All notices must be given pursuant to section 13.

     If Lessee fails to vacate the Premises for any reason after the termination date or purports to rescind the termination notice after Lessor has already leased Lessee's terminated space. Lessee will pay the rent the new tenant had agreed to pay, plus any and all resulting damages and losses incurred by Lessor because the new tenant cannot move into the space previously terminated by Lessee.

     4. RENT. Lessee agrees to pay Lessor as rental for the Premises the following monthly sums:

          $1,300.00 Office(s) (#5)
           --------

          $___________________ Desk space(s)

          $___________________ Telephone Equipment and Service

          $____________________Voicemail Box(es)

          $____________________Furniture Rental (See Page 2A)

          $1,300.00 Total monthly rent
           --------

     In addition to the above rent, Lessee shall be obligated to pay rent for any space within the Suite which Lessee occupies but which is not included in the Premises (the "unrented space"). Lessee's obligation for said unrented space shall be at the rate set forth in Lessor's written notice to Lessee concerning Lessee's occupancy of the unrented space. Lessee's obligation to pay rent for the unrented space shall be effective as of the date in which Lessor gives Lessee written notice of the rent to be paid for said space, and occupancy of the unrented space shall be subject to all terms and conditions of this Lease. The terms and conditions of this Lease are confidential, and Lessee agrees not to reveal said terms and conditions to any third parties. Lessee's disclosure of
                                       ---
the terms and conditions of this Lease shall be cause for Lessor at

Lessor's sole discretion to immediately terminate this Lease, or increase Lessee's rental rates to Lessor's current asking price.

Rent shall be payable on or before the first day of each and every calendar month during the term hereof. If the term commences on a day other than the first day of the calendar month, rent shall be prorated based on the portion of the calendar month remaining. Lessee's first payment shall include one month's full rent, plus any partial calendar month's rent for the first month of the Lease, plus the last month's rent, plus the security deposit and a set-up fee of $150.00. At all times Lessee shall maintain the last month's rent with Lessor in an amount equal to one (1) times the monthly rent paid by Lessee for the Premises.

     In addition to payment of the rent set forth herein. Lessee agrees to the following: from any payment made by Lessee. Lessor shall first apply such sums as are necessary to meet any of Lessee's outstanding obligations to Lessor. Said obligations may arise from matters such as services Lessor provides Lessee. Any remaining balance shall then be applied to Lessee's rent obligation in the amount set forth above. In the event such remaining balance is not sufficient to meet Lessee's rental obligation. Lessee shall pay upon written demand by Lessor any remaining sums due. Failure to pay said sums when so demanded shall constitute an event of default under this Lease.

     Any and all sums Lessee is obligated to pay under the terms of this Lease shall be construed as rent obligations in addition to the monthly rent set forth herein. Such additional rent shall include a service charge of Fifty Dollars ($50.00) for each of Lessee's dishonored checks returned by the institution on which said checks are drawn. If at any time during the term of this Lease Lessee has tendered payment by check and Lessee's bank returns more than one such payment for any reason including insufficient funds. Lessor may, at its option, require all future payments be made by cashier's check. A Two Hundred Dollar ($200.00) handling charge for each Three Day Notice or Notice of Termination of Services which Lessor is required to serve upon Lessee due to Lessee's failure to make timely rent payments or breach of any other term or condition of this Lease shall be assessed against Lessee to be paid with the monthly rent in the event more than one of either notice is served during the term of the Lease. A Seven Hundred Fifty Dollar ($750.00) handling charge will be further assessed against Lessee in the event that Lessee does not render payment after service of a Three Day Notice and Lessor then serves Lessee with an Unlawful Detainer Action. Should Lessee not tender payment of the rent by the first (1st) business day of each month, a late charge shall be assessed in an amount of five cents ($0.05) for each dollar ($1.00) so overdue for the purpose of defraying the expense incident to handling such delinquent payment. In addition, Lessor may discontinue any and all services provided Lessee, including, but not limited to, use of all common areas, e.g., library and conference room, telephone answering service, photocopying, word processing, fax and legal research. Should Lessor discontinue any services above for non-payment, an administrative fee of One Hundred Dollars ($100.00) will be assessed to reinstate said services. Lessee hereby releases Lessor, its employees, agents, principals and contractors from any liability for damages which Lessee may suffer as a result of Lessor's suspension of services for the reasons stated herein.

     5.   SECURITY DEPOSIT. Upon execution of this Lease by Lessee. Lessee will pay a security deposit in an amount of $1,550.00 which is equal to one (1)
                                            ---------
times the monthly rent plus a services deposit of Two Hundred Fifty Dollars ($250.00) as security for the performance by Lessee of its obligations under this Lease. The security deposit will not be interest-bearing to Lessee. Lessor will retain the security deposit during Lessee's tenancy. Lessee shall not apply the security deposit as rent. If Lessee remains in the Premises after the expiration date of this Lease, the security deposit will be retained by Lessor until Lessee moves out of the Premises. Lessor may claim and retain such amount of Lessee's security deposit as is reasonable necessary to remedy any defaults of the Lessee in the payment of rent or services, to repair damages to the Premises caused by the Lessee, replacement of keys and any other outstanding obligations to Lessor, and Lessor may, at its option and at any time during the term of this Lease, treat the security deposit as a partial payment applied toward Lessee's obligation for the Premises during Lessee's last month of occupancy of the same. The parties expressly agree that the security deposit is made for all of the aforesaid specific purposes. At all times Lessee shall maintain a security deposit with Lessor in an amount equal to one (1) times the monthly rent paid by Lessee for the Premises rent plus a services deposit of Two Hundred Fifty Dollars ($250.00). Lessor shall bill Lessee for any such additional security deposit as required. Lessor will refund Lessee's security deposit, less any offsets as set forth in this paragraph, approximately thirty (30) days after Lessee's tenancy has terminated and Lessee's has vacated, returned keys and removed any and all items of personal property from the Premises.

     6.   USE Lessee shall use the Premises solely for SALES/MKTG, and for
                                                       ----------
no other purpose. Lessee shall not do or permit anything to be done in or about the Suite and Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Suite, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises. Lessee agrees that Lessee will not offer or use the Premises to provide to others, services provided by Lessor to Lessor's other lessees. (I.E. Fax Machines, Copiers, etc.). If Lessee leases one or more desk spaces, no desk space may be occupied by more than one person. Lessee agrees that no office shall be occupied by more than two (2) persons without the prior written consent of Lessor. Only two (2) computers or similar electronic devices are allowed to be located in each office and not more than one in each desk space. Lessor will provide all photocopy and fax services for the Premises and Lessee shall not be permitted to install any fax or photocopy, machines in the Leased Premises.

     7.   DEFAULTS AND REMEDIES.

          Lessee's Defaults. Any of the following defaults shall constitute a
          -----------------
material default by Lessee:

          (a) If Lessee fails to make any payment of rent, additional security deposit or any other payment required to be made by Lessee hereunder, as and when due.

          (b) If Lessee withholds rent, deducts or offsets from rent or services due hereunder any amount for any reason.

          (c) If Lessee occupies, uses or stores any personal property in any unrented office in the Suite, or stores any personal property in any unrented desk space or unrented office in the Suite, or stores any personal property in any common area.

          (d) If Lessee fails to observe or perform any of the provisions of this Lease, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee.

          If Lessee defaults under this Lease, (i) Lessor may terminate this Lease, (ii) Lessor may recover, in addition to any rent and other charges already due and payable, all rent for the entire unexpired balance of the stated term of this Lease and all costs incurred by Lessor to recover such sums from Lessee, including reasonable attorney's fees and/or Lessor may recover damages from Lessee. All rights and remedies of Lessor under this Lease shall be cumulative and in addition to any other rights or remedies available at law or in equity. No failure by Lessor to exercise any right or remedy or to insist upon strict performance following a default by Lessee shall constitute a waiver of such default by Lessor, (iii) Lessor may terminate all services provided Lessee, including, but not limited to, use of all common areas, e.g., library and conference room, telephone answering service, photocopying, word processing, fax and legal research.

     8. HIRING LESSOR'S EMPLOYEES. Lessor spends a great deal of time to hire and train employees for the operation of the Suite and other suites. Lessee derives the benefit of Lessor's experience in operating the Suite and of such hiring and training procedures. Lessee realizes the time and expense Lessor incurs to obtain personnel, and Lessee therefore agrees not to offer or accept for hire any of Lessor's employees at any time during the term or any extension or renewal of this Lease. "Lessor's employees" include Lessor's employees during the period of their employment with Lessor and for a period of one hundred eighty (180) days thereafter.

Lessor and Lessee have considered the matter and have reasonably endeavored to estimate the actual damages to Lessor in the event Lessee breaches this provision and offers or accepts for hire any of Lessor's employees, and both realizing that it would be impractical or extremely difficult to fix the actual damage to Lessor resulting from such offer or hiring of Lessor's employees. Lessor and Lessee therefore agree that if Lessee offers or accepts for hire any of Lessor's employees at any time during the term or any extension of renewal of this Lease, or within one hundred eighty (180) days after Lessee moves out of Lessor's offices. Lessee agrees to pay Lessor the sum of Five Thousand dollars ($5,000.00) for the employee so hired to compensate Lessor for Lessor's loss in hiring and training said employee. Said sum represents the amount agreed upon by the parties as Lessor's liquidated damages.

     9. INSURANCE. Lessor has blanket liability insurance coverage for the common areas in the Suite. Lessor's insurance does not cover the Lessee's Premises or Lessee's property in the Suite and Premises. Lessor shall not be liable to Lessee, or to any other person, for any damages or business interruption on account of loss, damage, fire or theft of any personal or business property, including, but not limited to, property left with the floor receptionist or telephone operators, door lettering or other property purchased by, or belonging to, Lessee.

     Lessee shall indemnify and hold harmless Lessor from and against any and All claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in the Premises and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance under the terms of this Lease, or arising from any negligence of the Lessee or any of Lessee's agents, contractors, visitors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor and Lessor's landlord. Lessee, as a material part of the consideration to Lessor and Lessor's landlord, hereby assumes all risk of damage to property or injury to persons in the Premises and Lessee hereby waives all claims in respect thereof against Lessor.

     Lessee shall maintain a policy (issued by a company reasonably acceptable to Lessor) of comprehensive general liability insurance with a combined single limit of not less than $1,000,000 insuring against all liability of Lessee and its agents arising out of Lessee's use or occupancy of the Premises and including contractual liability coverage for the indemnification obligations of Lessee under this lease. This policy of insurance shall name the Lessor as an additional insured and shall include cross liability endorsements in favor of the Lessor. Lessee's insurance shall be primary and non contributing with any insurance carried by Lessor, and shall contain an endorsement requiring at least sixty (60) days prior written notice of cancellation to Lessor. Lessee shall deliver a certificate of insurance to Lessor prior to taking occupancy of the Premises and shall provide evidence of renewed insurance coverage prior to the expiration of any policies. No insurance required or obtained by Lessee hereunder shall limit any liabilities or obligations of Lessee to Lessor under this Lease.

     10. COMMON AREA. All areas not designated for exclusive use of tenants or available for lease to prospective tenants constitute the Suite's common areas. Lessee shall have the non-exclusive right of access and use of the common areas and facilities contained therein. Conference room(s) may be used on a reservation basis only subject to Lessor's rules and regulations governing use of the same (see section 9 of exhibit D).

     11. MASTER LEASE. Lessee shall have no greater rights to the use and occupancy of the Suite and Premises than Lessor has with the Building under Lessor's Master Lease: in particular. Lessee's term under this agreement shall not be greater than Lessor's term under the Master Lease. Lessee is bound to Lessor in the same manner as Lessor is bound to the Building with respect to all standard lease provisions (e.g. eminent domain, destruction of building, etc.). as well as the rules and regulations of the Building attached hereto as Exhibit C.

Termination of the Master Lease shall terminate this Lease and all of Lessor's obligations hereunder. If Lessor's interest is so terminated. Lessee shall, at the option of Lessor's landlord, attorn to Lessor's landlord and recognize Lessor's landlord as Lessor under this Lease. Lessee shall execute and deliver at any time when requested by

Lessor's landlord an instrument to evidence such attornment. Lessee waives the provision of any law which may give Lessee any right of election to terminate this Lease or to surrender possession of the Premises by reason of the termination of the Master Lease. This paragraph does not obligate Lessee in any way to the Master Lessor of the Building or to anyone else, for anyone else's rent, or any payment whatever, except as expressly set forth in this Lease.

At any time, Lessor may terminate this Lease upon sixty (60) days written notice to Lessee in the event that Lessor's interest in the Master Lease is terminated. In the event Lessor's interest in the Master Lease is terminated. Lessee shall, at the option of Lessor's landlord, attorn to Lessor's landlord or Lessor's landlord's designee, and recognize Lessor's landlord or Lessor's landlord's designee as Lessor under this Sublease. Lessee shall execute and deliver at any time when requested by Lessor's landlord an instrument to evidence such attornment. In no event, however, shall Lessor's landlord or Lessor's landlord's designee be liable for any previous act or omission by Lessor under this Sublease, or for the return of any advance rental payments or deposits under such agreements that have not been actually delivered to Lessor's landlord or Lessor's landlord's designee, nor shall Lessor's landlord or Lessor's landlord's designee be bound by any modification to any modification to any such agreements executed without Landlord's consent, or for any advance rental payments in excess of one month's rent. Lessee waives the provision of any law which may give Lessee any right of election to terminate this Lease or to surrender possession of the Premises by reason of the termination of the Master Lease.

     12. SUBLETTING. Lessee shall not sublet or assign the Premises or any part thereof for any period of time. Any subletting or assignment of this Lease which is not in compliance with the provisions of this paragraph shall be void and shall, at the option of Lessor, terminate this Lease. In such event, Lessee shall be liable for any expenses Lessor may incur in regaining possession of the Premises or so much of the Premises as Lessee may have subleased or assigned without Lessor's consent

     13. NOTICE TO LESSOR. Any notice regarding a breach of this lease or termination thereof shall be in writing and sent by certified mail or personal delivery to Barrister Executive Suites, Inc., Attention: Lease Termination Department, 233 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 (in the case of Lessor), or to Lessee c/o the address of the Premises (in the case of Lessee). Certified mail notice shall be deemed given forty-eight (48) hours after the date it is placed, postage prepaid, in a depository for United States mail, PERSONAL DELIVERY TO THE FLOOR MANAGER, RECEPTIONIST OR TELEPHONE OPERATOR DOES NOT CONSTITUTE NOTICE TO LESSOR. Either party may provide for a different address by notifying the other party of said change as provided for herein.

     14. SUBSTITUTION. At any time after the execution of this Lease, Lessor may substitute for the Leased Premises other premises elsewhere in the suite comparable to existing spare (the "New Premises") in which event the New Premises shall be deemed to be the Leased Premises for all purposes hereunder, provided:

          (a) The New Premises shall be similar in area and appropriateness for Lessee's purposes in Lessor's reasonable determination; and

          (b) If Lessee is occupying the Leased Premises at the time of any such substitution. Lessor shall pay the reasonable out of pocket, third party expense of moving Lessee, its property and equipment to the New Premises.

     15. RULES AND REGULATIONS. Lessee shall observe at all times Lessor's Rules and Regulations a copy of which is attached hereto as Exhibit D.

     16. REPAIRS. The landlord which leases the Suite to Lessor is responsible for construction of the building, parking garage or lot, and repairs to elevators, air conditioning, electrical, plumbing and structural supports under the Master Lease. Lessor is not liable to Lessee by reason of any defect, inadequacy or insufficiency in same. Lessee may not deduct or offset any amount from rent due herein because of any problem regarding construction, access to services, repairs or lack thereof. Lessor will coordinate any repair or complaint of Lessee. However, any claim by Lessee with respect thereto shall be made solely against the Building and Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, all rights which Lessor has under the Master Lease. Lessor will coordinate all repairs for dangerous conditions existing in the common areas within the Suite. Lessee is responsible for, and shall indemnify and hold Lessor harmless from and against, any damage to persons or property caused by Lessee, or Lessee's employees, agents, clients, guests or invitees, as well as any business interruption, lost business or income caused by phone system problems, long distance and local phone service problems, photocopier problems, and/or fax machine problems.

     17. RIGHT OF ENTRY. If Lessee has given notice to terminate or Lessee is in default of rental payments, or if Lessee is on a Month-to-Month Lease, Lessor's employees may show the Premises to prospective tenants between 9:00 a.m. and 6:00 p.m., Monday through Friday. If during the last month of the term Lessee shall have removed all or substantially all of Lessee's property, Lessor may immediately allow anyone else to occupy the Premises without relieving Lessee of liability for rent for that period of time unless Lessor receives rental income from Lessee's space, in which event such payment shall be credited against, Lessee's rent obligation for the period of time the space is occupied by someone else.

     18. UTILITIES, SERVICES, MAINTENANCE AND CONSTRUCTION. Under Lessor's Master lease, the Building provides utilities, services (janitorial, heat and air conditioning) and maintenance. Janitorial services include carpet vacuuming, but not shampooing. Heat and air conditioning is provided during generally recognized business days and hours. Lessee is allowed access to the Premises twenty-four (24) hours a day, seven (7) days a week subject to the Building's rules requiring proper identification after normal business hours. Lessor is not liable to Lessee by reason of any failure to provide or the inadequacy of utilities, janitorial, heat or air conditioning services, parking, elevators, or maintenance. Lessor is not responsible for any negligence of the Building's agents or employees. Lessee may not deduct or offset any amount from rent due herein because of any problem regarding utilities, heat, air conditioning, parking, elevators, janitorial services, maintenance services or defective construction of Premises. Upon request by Lessee. Lessor will write the Building regarding any complaint by Lessee regarding utilities, heat, air conditioning, janitorial services, maintenance or construction; however, any claim by Lessee with respect thereto shall be made by Lessee directly to the Building, and Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, all rights which Lessor has against the Building under the Master Lease. Lessor is responsible for maintaining the common areas within the Suite, however, Lessor is not responsible for maintaining, repairing or cleaning the floor covering, wall covering or drapes/window blinds within Lessee's Premises, other than the normal janitorial service provided by the Building. Non-recurring operating and capital improvements may be passed on to the Lessee.

     19. ATTORNEY'S FEES. In the event legal proceedings to regain possession of the Premises or to collect moneys owed are instituted because of Lessee's failure to pay rent, security deposit, cost of repair of the Premises or to cure any breach of this Lease by Lessee, the prevailing party shall be entitled to recover as an element of his cost of suit, and not as damages, reasonable attorney's fees to be fixed by the court. The "prevailing party" shall be the party who is entitled to recover his costs of suit, whether or not the suit proceeds to final judgment. The party not entitled to recover his costs shall not recover attorney's fees. No sum for attorney's fees shall be counted in calculating the amount of a judgment for purposes of determining whether a party is entitled to recover his costs of attorney's fees.

     20. ENTIRE AGREEMENT, MERGER AND WAIVER. This Lease Agreement supersedes and cancels any and all previous negotiations, arrangements, offers, brochures, agreements or understandings, if any, between the parties hereto. This Lease Agreement expresses and contains the entire agreement of the parties hereto and there are no expressed or implied representations, warranties or agreements between them, except as herein contained. This Lease Agreement may not be modified, amended or supplemented except by a writing signed by both Lessor and Lessee. No consent given or waiver made by Lessor of any breach by Lessee of any provision of this Lease Agreement shall operate or be construed in any manner as a waiver of any subsequent breach of the same or of any other provision.

     21. CONFLICT OF INTEREST. Lessee agrees that a conflict of interest would be created if Lessee were to represent or act as Legal counsel for the employees, officers, vendors, contractors, landlords and/or tenants of Lessor. Therefore, so long as Lessee is a tenant of Lessor, Lessee shall be prohibited from representing Lessor's employees, officers, vendors, contractors, landlords and/or tenants in any legal action or lawsuit which involves Lessor, or Lessor's Managing Agent (if applicable). Failure to comply with this provision shall constitute an event of default under the Lease and shall be cause for Lessor to terminate this Lease.

                                         BARRISTER EXECUTIVE SUITES, INC.

NETFLIX.COM
LESSEE                                   LESSOR

/s/ Signature Illegible
VP OF Contact ACQ.                       _________________________________

Date: 3/31/00                            Date: ___________________________
      -------

"YOUR SIGNATURE IS ALSO REQUIRED ON PAGE 6 OF EXHIBIT D."

                                   EXHIBIT D
                                   ---------

                       BARRISTER EXECUTIVE SUITES, INC.

                             RULES AND REGULATIONS

                       ATTACHED AND MADE A PART OF LEASE

     Lessor has adopted these Rules and Regulations for the purpose of assuring Lessee of the quiet enjoyment of the Suite. Lessee agrees to abide by the Rules and Regulations so long as Lessee remains in occupancy of the Premises

     1. COMMON AREAS. The sidewalks, hallways, passages, exits, entrances, elevators, escalators, and stairways shall not be obstructed by Lessee or used by him for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, escalators and stairways are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Lessor shall be prejudicial to the safety, character, reputation and interests of the suite and its lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of such Lessee's business unless such persons are engaged in illegal activities.

     2. DISPLAY OF SIGNS. No sign, placard, picture, name, advertisement or notice, visible from the exterior of the Premises shall be inscribed, painted, affixed or otherwise displayed by Lessee on the Premises or any part of the building without the prior written consent of Lessor, and Lessor shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Lessee. Lessor's consent, whether before or after the execution of the Lease, shall in no way operate as waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Lessor and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Lessor with respect to any other such sign, placard, picture, name, advertisement or notice.

     3. DIRECTORY. Subject to the Building's rules and regulations. Lessee may have Lessee's business name on the Building's lobby and parking-level directories. Lessor will order the installation of directory listings for the name(s) designated as "Lessee" on this Lease. Lessee, shall pay the Lessor's prevailing charge for any Directory Listings. If Lessee desires a different listing, additional listings, or does not want a name on the directories. Lessee will note that fact at the bottom of this page and at the discretion of Lessor and the Building, such additional listings may be provided.

     4. DOOR LETTERING. Lessee may, at Lessee's expense, have the occupant's name placed on Lessee's office door in the uniform size, style, place and manner selected by Lessor. If Lessee requires door signs, Lessee shall pay Lessor for same at Lessor's prevailing rate. Lessee shall not install a title, company name or anything else on the outside of Lessee's door or any other location visible from the common area. For attorneys, a law firm name on the door is permissible, so long as it does not exceed one line. Lessor recommends the use of a single occupant's name, or no name at all. If Lessee's office is within a private suite. Lessee shall not place any name on the entrance door to the private suite unless Lessee has leased the entire mini-suite, or each office and desk space within that private suite is occupied and Lessee obtains written consent of all other tenants within that private suite. If at any time Lessee does not lease an entire mini-suite or private suite and Lessee does not have the consent of all other occupants of the mini-suite or private suite, including Lessor's in the event a vacancy exists. Lessee shall remove, at its own expense, all lettering from the entrance door to the mini-suite or private suite. If Lessee's door lettering is not installed by the office of the building or the company recommended by Lessor, or if the next Lessee does not immediately install door lettering. Lessee is responsible for the cost of professional removal of Lessee's door lettering as well as any damage to the door caused by the removal of Lessee's door lettering. If any co-Lessee complains that Lessee's door lettering is not in keeping with the provisions herein. Lessee will after at Lessee's expense the door lettering to comply with these provisions.

     5. KEYS. Lessor will supply one key to the door of each office or desk area (including one key for each existing desk lock if the former tenant returned the key) rented by Lessee. If Lessee does not receive a door key for space rented within 5 days after the commencement date of this Lease. Lessee shall send Lessor a certified letter with return receipt asking for the key(s) and if such letter is not received by Lessor. Lessee will be deemed to have received the key(s) and Lessee will be responsible for replacing the key(s) when Lessee moves out. Lessee will pay the Lessor's prevailing charge for elevator keys, security cards or keys to enter the Building after normal business hours, or additional office or desk area keys. Lessor is not responsible for changing any lock for any reason including, but not limited to, the master key kept by Lessor's employees, or any other key which opens Lessee's space, being stolen, lost or misplaced. Lessee understands that Lessor is not liable for thefts. Subject to the approval of the Building manager. Lessee may install a deadbolt lock on or change the tumbler on any door(s) leading to an area within which Lessee has leased all the space. Deadbolts must be installed above the doorknob. with precisely 7 1/2" between the center of the knob and the center of the dead bolt. If Lessee chooses to change the tumbler or to install a dead bolt. Lessee realizes that maintenance personnel will not be able to enter and clean Lessee's office(s). Lessee shall be responsible for the return of all keys to the Premises. In the event Lessee fails to do so. Lessee shall pay Lessor for the cost of re-keying all doors to the Premises. If Lessee requires Lessor to admit Lessee into the Premises, Lessee will be assessed Lessor's standard charge for admitting Lessee for each occurance after the first.

     6. CARPETING AND WALL COVERING. Lessee accepts the carpeting, flooring, and walls on an "as is" basis. Lessee shall return the carpeting, flooring, walls, and wall covering to Lessor in their installed condition less normal wear and tear. Lessee may not make changes in floor covering or wall covering without the prior written consent of Lessor. Upon termination of the Lease, whether upon expiration of the term or sooner. Lessee agrees to pay Lessor One Hundred Dollars ($100,00) per leased office and Fifty Dollars ($50,00) per leased desk space to cover the painting and cleaning costs for each such space. The applicable amounts for such painting and cleaning costs shall be deducted from Lessee's security deposit should Lessee fail to pay Lessor for same upon lease termination.

          DRAPES (OR VENETIAN BLINDS). Lessor shall provide drapes or blinds (whichever is standard for the Building) in exterior window offices (excluding offices with atrium exposures) at no expense to Lessee. Lessor is not obligated to clean or repair the drapes (or blinds). Lessee shall return same to Lessor in their present condition less normal wear and tear. As required by the Building, Lessee must use the building standard drapes or blinds. Lessee may install overdrapes (visible only from within the office) in the texture and color of Lessee's choice, which must be removed at lease termination. If the Building has special sun-resistant glass treatment and does not provide drapes or blinds for other floors in the building. Lessor shall not be required to provide drapes or blinds to Lessee.

     8. IMPROVEMENTS. Lessee may make cosmetic improvements within the office(s) and/or desk space(s) leased herein subject to Lessor's prior written approval and provided that Lessee pays for any such improvements, and further provided said improvements do not affect the structural integrity of the Building or violate Lessor's Master Lease. All improvements (other than floor covering or wall covering changes) must be done by the Building's general contractor or a contractor of Lessee's choice with the prior written permission of the Office of the Building and Lessor. Lessee may remove any improvements paid for by Lessee provided that Lessee repairs any holes, gaps or other damage to walls, ceiling, flooring or their coverings. Lessee will remove any improvements (other than additional, normal-height electrical outlets or shelves within a cabinet or closet occupied by Lessee) installed by Lessee and restore the Premises to the condition prior to Lessee's occupancy if requested to do so by Lessor. Lessee shall not remove any improvement for which Lessor contributed payment without Lessor's prior written consent. During the restoration period, Lessee shall pay rent to Lessor as provided herein as if said space were otherwise occupied by Lessee.

     9. CONFERENCE ROOM. Lessee may use the conference room(s) on a reservation basis only. Lessee may not have a standing or permanent reservation of the conference room. Lessee will not reserve the conference room on more than 3 occasions in any 30-day period nor may Lessee reserve use of the conference room for an entire day more than one day at a time, unless Lessor's floor manager confirms that such excess use does not conflict or interfere with any other co-tenant's reasonable pro rata use of the conference room. Excess usage will be charged to Lessee at Lessor's prevailing rate. Lessee understands the conference room is for meetings, depositions or other conferences and is not to be used for lunches or any other purpose which causes loud noise, offensive odors or any other environmental situation which disturbs other tenants. Use of the conference room at any other suite operated by Lessor is permitted one time in any 30-day period on a reservation basis. Such usage is limited to normal business hours when the floor manager is present.

     10. LIBRARY. Lessor will provide access to a Law Library, consisting of one set of each major multi-volume publication (other than desk or specialized sets) used most frequently by most lawyers as determined by Lessor's experience (said law library may be comprised of CD-ROM disks or books). Lessee shall not mark, mar, tear or otherwise deface any book.

     Lessee shall refrain from smoking, eating and drinking in the library and shall be bound by the rules made by Lessor with respect to the use of the library, including but not limited to the following:

          (a) Lessee will return to the shelf each book that Lessee removes from the shelf.

          (b) Lessee will complete an "out card" for each book removed from the library.

          (c)  Lessee will not keep any book out of the library overnight.

     Lessor is not responsible for repurchasing lost, stolen or missing books or supplements.

     If the number of lost, stolen or missing books is unusually large, as determined by Lessor's experience in running numerous law suites. Lessor may lock the library after normal business hours or institute other security measures Lessor deems appropriate, including inspection of all offices in the Suite to locate missing books.

     Lessee realizes that every book or supplement needed by Lessee will not always be in the library as some books or supplements may be missing, stolen or have been removed by tenants. Lessee acknowledges that Lessor is not responsible to Lessee or any other persons in the event that research by, or on behalf of, Lessee is inadequate or incomplete because some books or supplements have not been updated, have been removed, or are missing or stolen. Lessor may at any time and without prior notice to Lessee, remove the on-site library: however. Lessee shall have the right to use the library of any other law suite operated by Lessor but may not remove any book from said library. The Law Library is provided for the convenience of the tenants and Lessor can not be held responsible for any inadequacy therein.

     11. TELEPHONE. MAIL SORTING AND RECEPTION. Lessor agrees to provide standard telephone answering, mail sorting and reception services as reasonably required by Lessee from 9:00 a.m. to 5:30 p.m., Monday through Friday, national and/or state holidays excepted. Lessee shall be responsible for its own telephone expense, and the installation and monthly service charges, if any, from the telephone company by reason of Lessee's lines being connected to the reception desk and telephone room consoles. Any telephone expense billed to Lessor (including any telephone company double charge) shall be paid or reimbursed by Lessee to Lessor. Lessee agrees to use only the telephone equipment and services of the vendor authorized by Lessor if Lessee wishes to connect its telephones lines to Lessor's switchboard and have Lessor answer Lessee's telephone lines. Lessee may not install more than two incoming lines on Lessor's switchboard for each office and one incoming line for each desk space, and all such lines are to be answered with the same greeting. Telephone equipment shall only be moved by Lessor or its authorized vendor and Lessee shall be responsible to pay all costs of such moves at the current rates charged by Lessor's authorized vendor.

     In the event that Lessee receives excessive incoming telephone calls through Lessor's switchboard (Greater than 1,000 calls per month per office rented will be considered excessive). Lessor may impose a reasonable charge for such excessive usage or require Lessee to disconnect its telephone lines from Lessor's switchboard and have Lessee answer its own telephone lines. Lessee is encouraged to have a private line that bypasses Lessors switchboard for important clients & personal callers so as to help ensure that Lessee does not receive excessive calls through Lessor's switchboard.

     Lessee is required to maintain voice-mail access so that Lessor's telephone operators may route Lessee's callers that need to leave a message into said voice-mail. Should Lessor's operators be required to take a paper message for any reason. Lessee agrees to pay Lessor's standard charge for each such message written.

     Should Lessee choose not to be connected to Lessor's switchboard and not have Lessor answer its telephones. Lessee may use its own telephone equipment provided Lessee obtains said equipment from a telephone vendor approved by Lessor. Lessee acknowledges that the telephone cabling which currently exists in the suite is the property of Lessor and Lessor may have provided the rights to use of the existing cabling to its authorized telephone vendor. Therefore, if Lessee chooses to use its own telephone equipment. Lessee may be charged a monthly fee by Lessor or its authorized telephone vendor for use of the existing telephone cabling. In the event Lessee replaces Lessor's cabling with Lessee's own vendor's cabling, Lessee shall reimburse Lessor for any expense Lessor's phone vendor assesses to switch out its cabling and to restore it after Lessee vacates the Premises.

     Lessee agrees that Lessor is not responsible for the acts or omissions of Lessor's telephone vendor. Lessor is not responsible for telephone equipment breakdowns, and Lessee understands that telephone service may not always be continuous. Further, Lessee agrees to indemnify, release, and hold Lessor harmless from any loss damage, claim or liability arising out of or in connection with any telephone equipment failure, including lost business or income. Services offered by Lessor are subject to human, electrical and mechanical error, failure, or illness which may result in the delay or discontinuation of these services. Lessee acknowledges that Lessor is not responsible for telephone equipment breakdowns and that telephone service may not always be continuous.

     If the telephone company does not install Lessee's phone on or before the commencement date of this Lease, the commencement date shall not be extended, nor shall rent be abated since Lessee is responsible for insuring that Lessee's telephone lines are installed in Lessee's office and connected to Lessor's central call director. If Lessee desires a floor telephone outlet or any other telephone outlet not already provided. Lessee will pay the Building's relocation charge and any additional conduit and electrical work charges.

     Lessee recognizes that telephone answering, mail sorting and reception services are never perfect and that all receptionists and telephone operators make mistakes. Lessor strives to provide excellent telephone answering, mail sorting and reception services, however it will not be error-free. Lessee may perform telephone answering and mail service directly or through Lessee's employees. Lessee agrees that Lessor shall not be liable for any loss of business or damages of any sort occurring through or in connection with or incidental to the furnishing of, or the failure to furnish, telephone answering, mail sorting or reception service. Further, Lessee agrees to indemnify, release, and hold Lessor harmless from any loss, damage, claim or liability arising out of or in connection with any telephone answering, mail sorting and/or reception service provided or not provided by Lessor's employees to Lessee or to any caller, visitor or associate of Lessee, or mail or deliveries of any goods or merchandise intended for Lessee. IN THE EVENT THIS LEASE TERMINATES, OR LESSEE IS IN DEFAULT HEREUNDER, LESSOR MAY, AT ITS ELECTION, REFUSE TO PROVIDE TELEPHONE ANSWERING SERVICE, LIBRARY AND CONFERENCE ROOM USAGE, PHOTOCOPYING, WORD PROCESSING, FAX AND LEGAL RESEARCH AND LESSOR SHALL NOT BE IN BREACH OF ANY OF ITS OBLIGATIONS HEREUNDER. NOR SHALL SUCH REFUSAL BE DEEMED AN EVICTION OF LESSEE UNDER THIS LEASE.

     Lessor provides open message and mail slots to all tenants. Lessee acknowledges that Lessor is not responsible for loss or theft of messages or mail. Lessee may install at Lessee's expense a locking cover over the mail slot or one or both sides of the message slot provided that Lessee will be responsible for any damage to said mail or message slot as well as for restoring the slot to its original condition when Lessee moves out. Lessee understands that any covered slot will not be in alphabetical order and will be at the beginning or end of the row of slots at the telephone operator's discretion. Lessee further understands that a key must be given to the telephone operators in order for them to insert mail and/or messages into the respective slots, or the covers must be designed with a small opening for that purpose. Lessor's sole obligation to answer telephones or sort mail shall be limited to Lessee's name or associates of Lessee occupying individual offices. Services in addition to the foregoing shall be subject to a charge to be determined by Lessor.

     Upon termination of this Lease. Lessor will write on all mail "Return to Sender" and return to the post office. Lessor will not store mail nor place a forwarding address on it unless Lessee pays the then-prevailing charge for said service.

     12. PHOTOCOPYING AND FAX. Lessor will provide all photocopy and fax services for the Premises and Lessee shall not be permitted to install any fax or photocopy machines in the Leased Premises. If Lessee desires to use these services. Lessee shall execute separate services agreements for same, and charges arising from these services shall appear on Lessee's monthly statements and shall be paid for together with the monthly rent for the Premises. Lessee recognizes that photocopy and fax machines do break down and that repair persons do not come over promptly. Lessee acknowledges that Lessor is not responsible for machine breakdowns.

     13. PARKING. Lessee and Lessee's visitors may have validated and monthly automobile parking (if available) in the Building's parking facilities, if any, according to the Building's rules and regulations. Lessor is under no obligation to provide parking. Lessee's failure to obtain parking shall in no way affect Lessee's obligation to pay rent.

     14. PROFESSIONAL CONDUCT. If Lessee conducts himself or his business in such a manner that reflects unfavorably on them or the Suite. Lessor may terminate this Lease on 15 days notice to Lessee and any rent paid in advance will be returned to Lessee on a pro rata basis. Lessor further reserves the right to exclude, expel from the Suite or terminate the Lease of (on 5 days notice to Lessee) any person who, in the sole judgment of Lessor, is abusive to Lessor's employees, tenants or visitors to the Premises, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these rules and regulations or applicable laws.

     15.  SMOKING. Smoking is expressly prohibited in all areas of the Suite.

     16. AMENDMENTS. Lessor may, without further notice, make changes or adopt any such other and further rules and regulations which in its sole judgment may be necessary for the proper operation of the Suite. Lessee agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted. So long as Lessee is not in violation of its obligations under the Lease or these rules and regulations. Lessor shall observe the rules and regulations.

                                         BARRISTER EXECUTIVE SUITES, INC.

NETFLIX.COM
LESSEE                                   LESSOR

/s/ Signature Illegible
VP of Contact Acquisition                ____________________________________

Date: 3/31/00                            Date: ______________________________
      -------

"YOUR SIGNATURE IS ALSO REQUIRED ON PAGE S OF THE LEASE"

                                   EXHIBIT A
                                   ---------

                                [CHART OMITTED]

                                   EXHIBIT B
                                   ---------

NOT APPLICABLE TO THIS LEASE

                                   EXHIBIT C
                                   ---------

                        BUILDING RULES AND REGULATIONS

1. Security Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, furnishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

2. Locks Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacement therefor to meet the bona fide requirements of Tenant. In these rules "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. If with Landlord's consent, Tenant install lock(s) incompatible with the Building master locking system:

          (a) Landlord, without abatement of Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which require access thereto.
          (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency, and
          (c) Tenant shall at the end of the Term and at Landlord's request remove such locks at Tenant's expense.

3. Return of Keys At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and for the Premises which are in possession of Tenant.

4. Windows Tenant shall observe Landlord's rules with respect to maintaining window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers or other material on or at any window in the Premises without Landlord's prior written consent. Tenant shall take reasonable steps to provide that window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

5. Repair, Maintenance, Alterations and Improvements Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not unreasonably interfere with the rights of other tenants in the building.

6. Water Fixtures Tenants shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.

7. Personal Use of Premises The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

8. Heavy Articles Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

9. Carpet Pads In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant shall at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

10. Bicycles, Animals Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

11. Deliveries Tenant shall ensure that deliveries of material and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

12. Furniture and Equipment Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

13. Solicitations Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

14. Food and Beverages Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sales, serving or distribution of food or beverages.

15. Refuse Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or on receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, stairwells, ducts and shafts of the Building, free of all refuse.

16. Obstructions Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

17. Dangerous or Immoral Activities Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

18. Proper Conduct Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first-quality building or which will impair the comfort and convenience of other tenants in the Building.

19. Employees, Agents and Invitees In these Rules and Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

20. Housekeeping Tenant shall prevent paper, books, magazines and other obstructions from being placed on heat, ventilating and air conditioning convectors and any other interference with the heat, ventilating and/or air conditioning system within the Premises.

21. Energy Conservation Tenant shall make every effort to practice energy conservation within the Premises and will cooperate with Landlord in establishing and implementing such conservation programs as Landlord may from time to time develop.

                               Executive Suites

                              RENTAL APPLICATION

PLEASE PRINT CLEARLY OR TYPE AND FILL IN ALL REQUESTED INFORMATION, THANK YOU.

Applicant Name (As it will appear on the Lease agreement) NetFlix.com, Inc.
                                                          ----------------

Is this business a (circle one) Corporation or Partnership or Sole
                                            --
Proprietorship? Federal Tax ID # 77-0467272
                                 ----------

If Corporation: State of Incorporation Delaware Date incorporated 8/29/97 Corp.
                                       --------                   -------
ID # _____


Type of Business DVD Rental
                 ----------

Date Business Established ___________________ Current Phone #408-399-3700
                                                             ------------

PLEASE PROVIDE COMPLETE INFORMATION FOR THE INDIVIDUAL(S) WHOM WILL BE EXECUTING
--------------------------------------------------------------------------------
THIS LEASE AND SIGNING AS THE GUARANTOR:
---------------------------------------

________________________________________________________________________________
Name             Title        Home Address        City      State      Zip Code

________________________________________________________________________________
Social Security #             Home Telephone #           Work Telephone #

________________________________________________________________________________
                 Title        Home Address        City      State      Zip Code

________________________________________________________________________________
                              Home Telephone #           Work Telephone #

LANDLORD REFERENCES
-------------------

Current Business Address 750 UNIVERSITY AVENUE, LOS GATOS, CA. 95032
                         -------------------------------------------

Lessor HI/FN Lessor's Phone # & Contact(408)399-3500 - Dave Merrick
       -----                           ----------------------------

Monthly Rent 36,623 Initial Term of Lease 24 mo. Length of Occupancy 14 mo.
             ------                       -----                      -----

Reason for Leaving N/A
                   ---

BANK ACCOUNT INFORMATION
------------------------

________________________________________________________________________________
Bank Name       Address           Phone # and Contact            Account Number

________________________________________________________________________________
Bank Name       Address           Phone # and Contact            Account Number

Has this business, its officers, partners or owners ever been delinquent in any payment of any financial obligation? If yes, please explain:

________________________________________________________________________________

The information on this application is true and correct to the best of my/our knowledge. I/We hereby authorize Barrister Executive Suites, Inc. or its agents to obtain either a consumer or investigative credit report and to verify all information by contracting the sources listed herein, or any other sources available. I/We understand that information that does not verify, or cannot be verified, may result in this application not being approved.

              OFFICERS OR PARTNERS (NAMED ABOVE) MUST SIGN BELOW
              --------------------------------------------------

NAME ____________________________  TITLE VP ??      DATE 3/31/00
                                         -----           -------

NAME ____________________________  TITLE ??         DATE 4/3/00
                                         --              ------

                              Barrister Use Only

Property #______ Space #'s__________ Term _________ Rate____________ Cost or
Teaser_______

Special
Circumstances___________________________________________________________________

Broker referral (yes or No)__________ Tenant referral (Yes or No)___________ TI work_______

                                                           Los Angeles, CA 90045
                                                           (310) 258-8019
                                                           Fax (310) 258-8001
                       BUSINESS OFFICE MANAGEMENT, LLC.

                    SERVICE AND EQUIPMENT RENTAL AGREEMENT

GENERAL INFORMATION:

NetFlix.com, Inc.                       Main Phone No.: (408) 399-3700
-----------------                                       --------------
Company Name

750 University Avenue                   Billing Contact: ______________________
---------------------
Address

Los Gatos, Ca.   95032-7606             Contact Phone No. (408)________________
---------------------------
City       State   Zip Code                               CIMOY FURIMO

PRODUCTS/SERVICES:

                                          Monthly Charges      Installation Fee     Refundable Deposit
                                          Qty                  Qty                  Qty
                                          ---                  ---                  ---
Telephone (1 DID & 1 Voice Box)           1 x $100= 100        1 x $225= 225        1 x $100= 100
                                          -         ---        -         ---        -         ---

Add'l Telephone (1 Voice Box & ext(s))    ___ x $100=___       ___ x $75=___        ___ x $100=___

Facsimile/Modern/extra DID line           1 x $25= 25          1 x $75= 75
                                          -        --                   --
Additional Voice Mail Box                 ___ x $15=___        ___ x $25=___

Telephone/Mail Service line charge        ___ x $25=___        ___ x $75=___
(1 Voice Mail Box & 1 DID)

COLUMN TOTAL:                                    125                300                    100
                                                 ---                ---                    ---

TOTAL AMOUNT DUE:                                        525.00
                                                         ------

* All adds, moves and changes after initial installation will be billed at then prevailing rates with a one hour minimum charge.

AGREEMENT:
----------

I/WE HEREBY AGREE TO PAY BUSINESS OFFICE MANAGEMENT, LLC EACH OF THE CHARGES LISTED AS WELL AS ANY CHARGES ON THE DATE OF INSTALLATION OR IN THE FUTURE. I/WE FURTHER AUTHORIZE "BOM" TO ACT AS MY/OUR AGENT IN DEALING WITH LOCAL EXCHANGE CARRIERS, OTHER COMMON CARRIERS, RESELLER, CONSULTANTS AND EQUIPMENT VENDORS. THIS AUTHORIZATION SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FURTHER WRITTEN NOTICE

    /s/ Signature Illegible
By: _______________________                       Date: 4/3/00
                                                        ------
Name (Please Print): W. BARRY McCARTHY JR         Title: CFO
                     --------------------                ---

                   TERMS AND CONDITIONS OF BOM WATS SERVICE
                        AND EQUIPMENT RENTAL AGREEMENT

This Agreement shall be effective, and its obligations commence, upon the date of execution by the parties. If either party desires to cancel this Agreement it shall give the other party written notice of its intent to cancel at least thirty (30) days in advance of the desired cancellation date. Upon termination of this Agreement. Client shall vacate the equipment in good repair (ordinary wear and tear resulting from the proper use thereof alone excepted) by permitting BOM to enter Client's premises for the sole purpose of de-installing and repossessing said equipment.

The equipment as outlined on the reverse side of this Agreement shall be kept at the location specified, also on the reverse of this Agreement and shall not be removed therefrom without BOM's prior written consent. Client shall use the equipment in a careful manner and shall comply with all laws relating to its possession, use and maintenance. BOM will keep the equipment in good repair and furnish all parts, mechanisms and devices required therefor. Client agrees that only BOM provided equipment will be used in Client's offices, and that Client shall not make any alterations, additions or improvements to the equipment nor change any outlets or jacks without the prior written consent of BOM. Client is responsible for loss or damage to any or all equipment, excepting ordinary wear and tear resulting from the proper use thereof, and no such loss or damage of any or all equipment shall relieve Client of the obligation to pay rent or any other obligation under the Agreement.

Payment for balances shall be due BOM from the Client within ten (10) days from the invoice date. Payments received after the due date shall result in interest charges of one and one half percent (1 1/2%) per month, and entitle BOM to commence collection action as defined below. BOM does not waive remedies for collection and reserves the right to enlist the assistance of Client's executive suite management and/or ownership in collection of any outstanding balances due. BOM" agreement with Barrister Executive Suites, Inc., allows Barrister Executive Suites, Inc. to deduct any outstanding balance(s) due BOM, at termination, from Client's security deposit with Barrister Executive Suites, Inc. Client is hereby notified that BOM may instruct Barrister Executive Suites, Inc. to take such action for any balance due upon lease termination.

If payment has not been received by the due date, or any extension thereof permitted at its option for all charges billed to Client, then BOM may, at its sole discretion and without prior notices, terminate this Agreement in part of in whole. BOM shall have the right, without notice or service, to remove any and all equipment from Client without legal process. BOM reserves the right to collect attorney's fees and any and all litigation costs incurred by BOM in the collection of unpaid accounts and repossession of any and all equipment. BOM further reserves the right as security for the services described herein to require a cash deposit of a minimum of one (1) months' projected usage. However, if credit worthiness has been proven and maintained BOM may waive this requirement.

Client shall release BOM from any and all claims, actions, proceeding, expenses, damages and liabilities, including attorney's fees, arising in connection with the provision of BOM services, including any loss or damages or cost caused by the failure or breakdown of said service or equipment. Any damages of any kind to Client for interruption in service is limited to refund of BOM charges for the period of service outage. The parties' obligations under this Agreement are subject to, and neither party shall be liable for, delays, failures to perform, or damage, or damage or destruction or malfunction of any equipment or any consequences thereof caused or occasioned by, or due to fire, flood, water, the elements, labor disputes and shortages, utility curtailments, power failures, explosions, and disturbances, governmental requisition, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties. or any other cause beyond the parties' reasonable control. Further, BOM makes no warranty, whether expressed or implied, with respect to the services provided hereunder and expressly disclaims any warranty of merchantability, or warranty of fitness for a particular purpose, with the exception of BOM's proven negligence.

Upon prior written notice of consent is obtained from a party herein, the other party will keep in the strictest confidence all information identified by the under party as confidential, or which from the circumstance and adherence to common business practices, in good faith ought to be treated as confidential, such as but not limited to, information relating to parties' products, services, methods of operations, prices lists, customer lists, or other information of the business affairs of a party, its parent company, or its affiliated or subsidiary companies, which the party may acquire or become familiar with in connection with or as a result of the performance of this Agreement. It is hereby understood that should any such confidentiality be breached, such breach may cause BOM significant damages for which Client would be liable.

The failure of either party hereto to enforce or insist upon compliance with any of the provisions of the Agreement, or the waiver thereof, in any instance, shall not be constructed by the either party as a general waiver or relinquishment of any other provision of this Agreement, but the same shall, nonetheless be and remain in full force and effect.

This Agreement shall be, in all respects governed by and construed and enforced in accordance with the laws of the State of California. County of Los Angeles, including all matters of construction, validity, and performance. If any provision of this Agreement or its application shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of all other provisions and applications hereof shall not in any way be affected or impaired. Furthermore, client acknowledges that it has elected to be served by a private utility, that it is not a member of the general public or a portion thereof seeking protection by the Public Utilities Commission, and that it waives any right to such protection.

Client will not assign this Agreement nor assign any interest in or to any of the equipment therein to any person or persons without the prior written consent of BOM. BOM reserves the right to assign this Agreement or any interest in or to any of the equipment therein at its sole discretion. Further, Client understands that any telephone numbers assigned to Client are not transferable when service is discontinued and are the sole property of BOM. Client may not place a display advertisement in the "yellow pages" of any telephone directory or order a calling card or telephone directory under the assigned telephone number without the prior written consent of BOM.

This Agreement superseded all prior agreements, promises, understandings, statements, representations, warranties, indemnities and covenants and all inducements to the making of this Agreement relied upon by either party hereto, whether written or oral, between the parties hereto with respected the subject matter hereof and embodies the parties' complete and entire agreement with respect to the subject matter hereof. No statement of agreements, oral or written, made before the execution of this Agreement shall vary or modify the written terms hereof in any way whatsoever. The terms and conditions of this Agreement are subject to future changes, additions or modification of service as requested by Client and approved by Business Office Management, LLC.

     Rates are subject to change by Business Office Management at any time, without notice

___________________________________          ___________________________________
BY: CLIENT                                   BY: BUSINESS OFFICE MANAGEMENT

___________________________________          ___________________________________
NAME                TITLE                    NAME                    TITLE

___________________________________          ___________________________________
DATE                                         DATE